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                                        METRIS
                                      COMPANIES

 NUMBER                                                        SHARES
MC 1096

INCORPORATED UNDER THE LAWS                                   COMMON STOCK
 OF THE STATE OF DELAWARE      METRIS COMPANIES INC.        CUSIP 591598 10 7
                                                        SEE REVERSE FOR CERTAIN
                                                               DEFINITIONS


THIS CERTIFIES THAT


          SPECIMEN


is the owner of

          FULLY PAID AND NONASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH
                                OF THE COMMON STOCK OF

METRIS COMPANIES INC., TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY AUTHORIZED ATTORNEY ON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE HELD SUBJECT TO ALL THE PROVISIONS OF THE CERTIFICATE OF INCORPORATION OF THE CORPORATION AND ALL AMENDMENTS THERETO, COPIES OF WHICH ARE ON FILE WITH THE TRANSFER AGENT, TO ALL OF WHICH THE HOLDER, BY ACCEPTANCE HEREOF, ASSENTS. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.

     WITNESS THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:

   /s/ MICHAEL P. SHERMAN      METRIS COMPANIES INC.    /s/ RONALD N. ZEBECK
       MICHAEL P. SHERMAN       CORPORATE SEAL 1996         RONALD N. ZEBECK
          SECRETARY                 DELAWARE               PRESIDENT AND CHIEF
                                     [SEAL]                 EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
     NORWEST BANK MINNESOTA, N.A.
          TRANSFER AGENT AND REGISTRAR

BY

                    AUTHORIZED SIGNATURE


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     The Corporation shall furnish upon request and without charge, a full statement of the designations, preferences, limitations, and relative rights of the Common Stock and the Preferred Stock authorized to be issued, so far as they have been determined, and a full statement of the authority of the Board of Directors of the Corporation to determine the relative rights and preferences of subsequently authorized and issued classes or series. Any such request should be addressed to the Secretary of the Corporation at its principal office or to the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common
     TEN ENT -- as tenants by the entireties
     JT TEN  -- as joint tenants with right of
                survivorship and not as tenants
                in common


     UNIF GIFT MIN ACT -- ______________ Custodian ______________
                              (Cust)                (Minor)
                          under Uniform Gifts to Minors
                          Act ___________________________________
                                        (State)

       Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

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                                                                          SHARES
--------------------------------------------------------------------------
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ______________________________, ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED,
      ------------------------

                                             -----------------------------------
                                   NOTICE:   THE SIGNATURE TO THIS ASSIGNMENT
                                             MUST CORRESPOND WITH THE NAME AS
                                             WRITTEN UPON THE FACE OF THE
                                             CERTIFICATE IN EVERY PARTICULAR,
                                             WITHOUT ALTERATION OR ENLARGEMENT
                                             OR ANY CHANGE WHATEVER.

               SIGNATURE(S) GUARANTEED:
                                       -----------------------------------------
                                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                        AN ELIGIBLE GUARANTOR INSTITUTION
                                        (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                        ASSOCIATIONS AND CREDIT UNIONS WITH
                                        MEMBERSHIP IN AN APPROVED SIGNATURE
                                        GUARANTEE MEDALLION PROGRAM), PURSUANT
                                        TO S.E.C. RULE 17Ad.15.